UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2023

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Clean Street Eden Prairie, Minnesota	55344-2650
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.375 per share	TNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2023, the Board of Directors of Tennant Company (the “Company”) adopted certain amendments to its Amended & Restated By-Laws (as amended, the “By-Laws”), effective immediately. Among other things, the By-Laws:

•	Require shareholders who nominate persons for election as directors in accordance with the Company’s Articles of Incorporation to comply with certain notice requirements, including providing certain information about any such nominee and the nominating shareholder;

•	Allow the Company, unless otherwise required by law, to consider certain shareholder nominations of director candidates to be null and void where any shareholder (i) provides notice pursuant to Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended, and (ii) subsequently (A) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19, (B) fails to comply with the requirements of Rule 14a-19, or (C) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of Rule 14a-19 have been met;

•	Establish additional rules governing the conduct of meetings of shareholders; and

•	Require that any shareholder who directly or indirectly solicits proxies from other shareholders to use a proxy card color other than white.

The By-Laws also incorporate certain clarifying updates and conforming changes. The full text of the By-Laws is filed as Exhibit 3.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

3.2	Amended and Restated By-Laws.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: January 19, 2023	/s/ Kristin A. Stokes
Kristin A. Stokes
Senior Vice President, General Counsel and Corporate Secretary